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                                   EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-09721, 333-01651, 333-01649 and 033-06259.


ARTHUR ANDERSEN LLP

Portland, Oregon
March 26, 1997





As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-09721, 333-01651, 333-01649 and 033-06259.




MOSS ADAMS LLP

Portland, Oregon
March 26, 1997





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